SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 29, 1996



                               W. R. GRACE & CO.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                     1-12139                    65-0654331
      -----------                  ---------                   -----------
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                  Number)                Identification No.)
   incorporation)



              One Town Center Road, Boca Raton, Florida 33486-1010
              ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: 561/362-2000
                                                           -------------






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Item 5.      Other Events.
             -------------

                  On October 29, 1996, the Company announced its consolidated results of operations for the quarter ended September 30, 1996. The Company's October 29, 1996 press release and accompanying financial and statistical data are filed as an exhibit hereto and are incorporated by reference herein.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

                  The Company's October 29, 1996 press release and accompanying financial and statistical data are filed as an exhibit hereto.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                          W. R. GRACE & CO.
                                          -------------------------
                                          (Registrant)


                                          By       s/Kathleen A. Browne
                                               ----------------------------
                                                     Kathleen A. Browne
                                               Vice President and Controller

Dated: November 8, 1996

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                               W. R. GRACE & CO.

                           Current Report on Form 8-K


                                  Exhibit Index
                                  --------------

Exhibit No.      Description
-----------      ------------

99.1 Press Release dated October 29, 1996 and accompanying financial and statistical data